SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   September 22, 1999



                          HomeSeekers.com, Incorporated
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             (Exact Name of Registrant as Specified in its Charter)


              Nevada                     0-23835             87-0397464
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   (State or Other Jurisdiction       (Commission          (IRS Employer
           of Incorporation)          File Number)       Identification No.)



      2241 Park Place, Suite E, Minden, Nevada                89423
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      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:   (775) 782-2977


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         Merger Transaction. On September 22, 1999, HomeSeekers.com, Incorporated, a Nevada corporation ("HomeSeekers"), announced that it entered into an Agreement and Plan of Merger, dated as of September 20, 1999 (the "Merger Agreement"), with TDT, LLC, a Nevada limited liability company ("Terradatum"), and the owners of all of the percentage interests of Terradatum. The Merger Agreement provides for the merger (the "Merger") of Terradatum with and into XMLS, LLC, a Nevada limited liability company and a wholly owned subsidiary of HomeSeekers ("Merger Sub"), with Merger Sub as the surviving corporation. Following the Merger, Merger Sub will change its name to Terradatum. In the Merger, the outstanding membership interests in Terradatum will be canceled and converted into HomeSeekers common stock. Merger was consummated on September 22, 1999. A brief summary of the terms of the Merger Agreement and the transactions contemplated thereby are described in a press release issued by HomeSeekers, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Financial statements of Terradatum for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (b) Pro Forma Financial Information. Proforma financial information required pursuant to Article II of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------
         2.1                        Agreement and Plan of Merger, dated as of
                                    September 20, 1999, by and among
                                    HomeSeekers, Merger Sub, Terradatum and the
                                    members of Terradatum.

         10.1                       Employment Agreement, effective as of
                                    September 20, 1999, between HomeSeekers and
                                    William O. Biggs.

         10.2                       Employment Agreement, effective as of
                                    September 20, 1999, between HomeSeekers and
                                    Steven Hightower.

         10.3                       Employment Agreement, effective as of
                                    September 20, 1999, between HomeSeekers and
                                    Peter Krause.

         99.1                       Press Release, dated September 22, 1999.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 5, 1999

                                    HomeSeekers.com, Incorporated



                                    By: /s/ Greg Costley
                                    ----------------------------------------
                                            Greg Costley, Chairman and Chief
                                            Executive Officer

                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.        Description
     -----------        -----------

         2.1 Agreement and Plan of Merger, dated as of September 20, 1999, by and among HomeSeekers, Merger Sub, Terradatum and the members of Terradatum.

         10.1           Employment Agreement, effective as of
                        September 20, 1999, between HomeSeekers and
                        William O. Biggs.

         10.2           Employment Agreement, effective as of
                        September 20, 1999, between HomeSeekers and
                        Steven Hightower.

         10.3           Employment Agreement, effective as of
                        September 20, 1999, between HomeSeekers and
                        Peter Krause.

         99.1           Press Release, dated September 22, 1999.